EXHIBIT 99.2


Muscle Pharm
Introduction to Pro Forma Combined Financial Statements
(Unaudited)


The following unaudited pro forma financial statements are presented to illustrate the estimated effects of the Securities Exchange Agreement ("Exchange Transaction") between Tone in Twenty and Muscle Pharm, LLC ("Muscle Pharm"), dated February 1, 2010 on our historical financial position and results of operations. The exchange transaction was completed on February 18, 2010. We have derived the Tone in Twenty historical financial data from its audited financial statements as of and for the year ended August 31, 2009, and from its unaudited financial statements as of and for the period ended November 30, 2009. We have derived Muscle Pharm's financial data from its audited financial statements as of and for the year ended December 31, 2009 and the period from inception (April 22, 2008) to December 31, 2008.

The unaudited pro forma combined balance sheet as of December 31, 2009 assumes the Exchange Transaction was consummated on December 31, 2009. The information presented in the unaudited pro forma combined financial statements does not purport to represent what the financial position or results of operations would have been had the Exchange Transaction occurred as of December 31, 2009, nor is it indicative of future financial position or results of operations. You should not rely on this information as being indicative of the historical results that would have been achieved dad the companies always been combined, or the future result that the combined company will experience after the Exchange Transaction is consummated.

The pro forma adjustments are based upon available information and certain assumptions that the Company believes is reasonable under the circumstances. The unaudited pro forma financial statements should be read in conjunction with the accompanying notes and assumptions and the historical financial statements of Tone in Twenty and Muscle Pharm, LLC.






Muscle Pharm
Pro Forma Combined Balance Sheets
(Unaudited)



                                       Tone in    Muscle Pharm
                                       Twenty         LLC
                                     November 30, December 31,           Adjustments(1)           Pro Forma
                                        2009          2009         (2)        (3)        (4)      Combined
                                     -----------  ------------  ---------  --------  -----------  -----------
Assets:
 Current assets:
  Cash                               $     1,562        -                                         $     1,562
  Accounts receivable                                111,476                                          111,476
  Inventory                                            4,245                                            4,245
  Deposits on product                                 32,115                                           32,115
  Prepaid expenses and
   other current assets                               76,686                                           76,686
                                     -----------------------                                      -----------
    Total current assets                   1,562     224,522                                          226,084
                                     -----------------------                                      -----------
  Fixed assets, net                                   32,810                                           32,810
  Website, net                                         7,005                                            7,005
  Security deposits                                    2,665                                            2,665
                                     -----------------------                                      -----------
    Total assets                     $     1,562     267,002                                      $   268,564
                                     =======================                                      ===========

Liabilities and Stockholder's Equity (Deficit):
 Current liabilities:
  Accounts payable                         1,670     765,534                                          767,204
  Accrued liabilities                                103,519                                          103,519
  Overdrawn bank accounts                             17,841                                           17,841
  Customer deposits                                   15,018                                           15,018
  Other short term borrowings                                               25,000                     25,000
  Due to related parties                              85,820                                           85,820
  Notes payable                                       30,000                                           30,000
  Convertible notes payable,
   net of discount                                   429,864                                          429,864
                                     -----------------------                                      -----------
    Total current liabilities              1,670   1,447,596                                        1,474,266

 Equity:
  Convertible preferred stock,
   $0.001 par value, 5,000,000
   shares authorized, 83,333
   shares issued and outstanding              83                                                           83
  Common stock, $0.001 par value,
   195,000,000 shares authorized,
   437,500 shares issued and
   outstanding (26,070,834
   shares issued and outstanding
   combined)                                 438                  26,000      (367)                    26,071
  Additional paid-in capital           1,027,349                 552,508   (24,633)    (480,978)    1,074,246
  Deficit accumulated during the
   development stage                  (1,027,978)                                     1,027,978          -
  Accumulated deficit                                                                (2,306,102)   (2,306,102)
  Member's deficit                                (1,180,594)   (578,508)             1,759,102          -
                                     -----------------------                                      -----------
    Total equity                            (108) (1,180,594)                                      (1,205,702)
                                     -----------------------                                      -----------
    Total Liabilities and
     Stockholders' Equity (Deficit)  $     1,562     267,002                                      $   268,564
                                     =======================                                      ===========

See notes to pro forma combined financial statements





Muscle Pharm
Pro Forma Combined Statement of Operations
(Unaudited)

                                     Year ended   Year Ended
                                     August 31,   December 31,
                                        2009          2009
                                      Tone in     Muscle Pharm  Adjustments(1)   Pro Forma
                                      Twenty          LLC        (2)  (3)  (4)   Combined
                                     -----------  ------------  ---------------  ---------
Revenues:
 Net sales                           $       -      1,017,916                    $ 1,017,916
 Cost of sales                                       (922,971)                      (922,971)
                                     ------------------------                    -----------
    Gross margin                                       94,945                         94,945

Operating expenses:
 Advertising & promotion                     -      1,069,308                      1,069,308
 Bad debt                                               6,452                          6,452
 Bank charges                                          24,137                         24,137
 Salaries & labor                                     418,271                        418,271
 Depreciation and amortization                          7,945                          7,945
 Insurance                                             21,033                         21,033
 Information technology                                27,350                         27,350
 Travel, meetings and entertainment                    80,422                         80,422
 Occupancy, telephone and utilities                    42,128                         42,128
 Office and warehouse supplies                         17,956                         17,956
 Professional fees                          7,000     184,024                        191,024
 Repairs and maintenance                                1,373                          1,373
 Other general and administrative           4,233       5,628                          9,861
                                     ------------------------                    -----------
    Total operating expenses               11,233   1,906,027                      1,917,260
                                     ------------------------                    -----------
    Operating loss                        (11,233) (1,811,082)                    (1,822,315)

 Extraordinary gain                         2,357                                      2,357
 Interest income                             -           -                              -
 Interest expense                            -       (102,391)                      (102,391)
                                     ------------------------                    -----------
    Net loss                         $     (8,876) (1,913,473)                   $(1,922,349)
                                     ========================                    ===========

See notes to pro forma combined financial statements



Muscle Pharm
Pro Forma Combined Statement of Operations
(Unaudited)

                                    Three months  Three months
                                       ended         ended
                                    November 30,  December 31,
                                        2009          2009
                                      Tone in     Muscle Pharm  Adjustments(1)   Pro Forma
                                       Twenty         LLC        (2)  (3)  (4)   Combined
                                    -----------   ------------  ---------------  ---------
Revenues:
 Net sales                          $     -            346,569                   $ 346,569
 Cost of sales                                        (259,122)                   (259,122)
                                    --------------------------                   ---------
    Gross margin                                        87,447                      87,447

Operating expenses:
 Advertising & promotion                  -            451,340                     451,340
 Bad debt                                                  821                         821
 Bank charges                                            3,091                       3,091
 Salaries & labor                                      268,835                     268,835
 Depreciation and amortization                           2,977                       2,977
 Insurance                                              10,012                      10,012
 Information technology                                 14,012                      14,012
 Travel, meetings and entertainment                      8,284                       8,284
 Occupancy, telephone and utilities                     24,509                      24,509
 Office and warehouse supplies                           3,905                       3,905
 Professional fees                       5,020          93,413                      98,433
 Repairs and maintenance                                   574                         574
 Other general and administrative          265           4,995                       5,260
                                    --------------------------                   ---------
    Total operating expenses             5,285         886,768                     892,053
                                    --------------------------                   ---------
    Operating loss                      (5,285)       (799,321)                   (804,606)

 Interest income                          -               -                           -
 Interest expense                         -            (93,701)                    (93,701)
                                    --------------------------                   ---------
    Net loss                        $   (5,285)       (893,022)                  $(898,307)
                                    ==========================                   =========

See notes to pro forma combined financial statements




Muscle Pharm
Notes to Pro Forma Combined Financial Statements (Unaudited)

(1) The Exchange Transaction is deemed to be a reverse acquisition. In accordance with the Accounting and Financial Reporting Interpretations and Guidance provided by the staff of the U.S. Securities and Exchange Commission, Tone in Twenty (the legal acquirer) is considered the accounting acquiree and Muscle Pharm (the legal acquiree) is considered the accounting acquirer. The consolidated financial statements of the combined entity will in substance be those of Muscle Pharm, with the assets and liabilities, and revenues and expenses, of Tone in Twenty being included effective from the date of consummation of the Exchange Transaction. Tone in Twenty is deemed to be a continuation of the business of Muscle Pharm. The outstanding stock of Tone in Twenty prior to the Exchange Transaction will be accounted for at its net book value and no goodwill will be recognized.

(2) To reflect the issuance of 26,000,000 shares of common stock for all the issued and outstanding equity and voting interests of Muscle Pharm members.

(3) To reflect the purchase and cancellation of 366,666 of common stock owned by the Company's President for $25,000 to be paid by Muscle Pharm.

(4) To reflect the elimination of Tone in Twenty's deficit accumulated during the development stage, and to reflect the operating entity's (Muscle Pharm) accumulated operating deficits as the combined entity's accumulated deficit.